Exhibit 32.2
CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Steven Madden, Ltd. (the “Company”) on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arvind Dharia, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ARVIND DHARIA
Arvind Dharia
Chief Financial Officer and Chief Accounting Officer
November 8, 2012